Exhibit 99.2

Guide to Reformatted Quarterly Financial Data Supplement This guide to the reformatted quarterly financial data supplement is intended to highlight the key changes to the supplement and is not a comprehensive guide to all changes. Please read this guide in conjunction with both the reformatted and past quarterly financial data supplements.

Page 1 Income statement summary Balance sheet summary New disclosure Segment and regional net income. Note new segments and regions North America includes U.S., Canada and Puerto Rico; Latin America includes Mexico; Asia includes Japan Page 1 – Financial Summary CITIGROUP – FINANCIAL SUMMARY (In millions of dollars, except per share amounts) Reflects CitiCapital in Discontinued Operations. Total Revenues, Net of Interest Expense Total Operating Expenses Provision for Loan Losses and for Benefits and Claims Income Taxes Minority Interest Income (Loss) from Continuing Operations Discontinued Operations, After-tax Cumulative Effect of Accounting Change Net Income (Loss) Diluted Earnings Per Share: Income (Loss) from Continuing Operations Net Income (Loss) Shares (in millions): Average Basic Average Diluted Common Shares Outstanding, at period end Preferred Dividends - Basic (in millions) Preferred Dividends - Diluted (in millions) Financial Ratios: Tier 1 Capital Ratio Total Capital Ratio Leverage Ratio Return on Common Equity Balance Sheet Data, EOP (in billions, except Book Value per Share): Total Assets Trading Account Assets Total Loans Total Deposits Stockholders' Equity Equity and T rust Securities Book Value Per Share Direct Staff (in thousands) Segment Net Income: Global Cards Consumer Banking Institutional Clients Group Global Wealth Management Corporate/Other Discontinued Operations Cumulative Effect of Accounting Change Total Net Income Regional Net Income: North America Europe, Middle East and Africa (EMEA) Latin America Asia Corporate/Other Discontinued Operations Cumulative Effect of Accounting Change Total Net Income

Page 2 Page 2 – Consolidated Income Statement CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars) Reflects CitiCapital in Discontinued Operations. Revenues Interest revenue Interest expense Net interest revenue Commissions and fees Principal transactions Administrative and other fiduciary fees Realized gains (losses) from sales of investments Insurance premiums Other revenue Total non-interest revenues Total revenues, net of interest expense Provisions for Credit Losses and for Benefits and Claims Provision for loan losses Policyholder benefits and claims Provision for unfunded lending commitments Total provisions for credit losses and for benefits and claims Operating Expenses Compensation and benefits Net occupancy expense Technology / communication expense Advertising and marketing expense Restructuring-related items Other operating Total operating expenses Income (Loss) before Income Taxes and Minority Interest Provision (benefits) for income taxes Minority interest, net of income taxes Income (Loss) from Continuing Operations Discontinued Operations Income from Discontinued Operations Gain on Sale Provision for income taxes and minority interest, net of taxes Income from Discontinued Operations, net Cumulative Effect of Accounting Change Net Income (Loss)

Page 3 Page 3 – Consolidated Balance Sheet Unchanged. Moved closer to the beginning of the supplement. CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars) Assets Cash and due from banks (including segregated cash and other deposits) Deposits with banks Federal funds sold and securities borrowed or purchased under agreements to resell Brokerage receivables Trading account assets Investments Loans, net of unearned income Consumer Corporate Loans, net of unearned income Allowance for loan losses Total loans, net Goodwill Intangible assets Other assets Total assets Liabilities Non-interest-bearing deposits in U.S. offices Interest-bearing deposits in U.S. offices Non-interest-bearing deposits in offices outside the U.S. Interest-bearing deposits in offices outside the U.S. Total deposits Federal funds purchased and securities loaned or sold under agreements to repurchase Brokerage payables Trading account liabilities Short-term borrowings Long-term debt Other liabilities Total liabilities Stockholders' equity Preferred Stock Common Stock Additional paid-in capital Retained earnings Treasury stock Accumulated other comprehensive income (loss) Total stockholders' equity Total liabilities and stockholders' equity

Page 4 Global Cards: North America EMEA Latin America Asia Total Global Cards Consumer Banking: North America EMEA Latin America Asia Total Consumer Banking Institutional Clients Group (ICG): North America EMEA Latin America Asia Total Institutional Clients Group (ICG): Global Wealth Management: North America EMEA Latin America Asia Total Global Wealth Management Corporate / Other Income (Loss) From Continuing Operations Discontinued Operations Cumulative Effect of Accounting Change Net Income (Loss) Page 4 – Net Income by Product Formerly U.S. Cards and International Cards Includes former U.S. Retail Distribution, U.S. Consumer Lending, U.S. Commercial Business Group, International Consumer Finance and International Retail Banking Includes Securities and Banking (which now includes Alternative Investments) and Transaction Services Smith Barney and Private Bank combined New products and new regions. Reflects CitiCapital in Discontinued Operations. CITIGROUP – NET INCOME PRODUCT VIEW (In millions of dollars)

Page 5 North America Global Cards Consumer Banking Institutional Clients Group Securities & Banking Transaction Services Global Wealth Management Total North America EMEA Global Cards Consumer Banking Institutional Clients Group Securities & Banking Transaction Services Global Wealth Management Total EMEA Latin America Global Cards Consumer Banking Institutional Clients Group Securities & Banking Transaction Services Global Wealth Management Total Latin America Asia Global Cards Consumer Banking Institutional Clients Group Securities & Banking Transaction Services Global Wealth Management Total Asia Corporate / Other Income (Loss) From Continuing Operations Discontinued Operations Cumulative Effect of Accounting Change Net Income (Loss) Page 5 – Net Income by Region Includes U.S., Canada, and Puerto Rico Includes Mexico Includes Japan Regional net income for Securities and Banking and Transaction Services is new disclosure. Reflects CitiCapital in Discontinued Operations. CITIGROUP – NET INCOME REGIONAL VIEW (In millions of dollars)

Page 6 Global Cards: North America EMEA Latin America Asia Total Global Cards Consumer Banking: North America EMEA Latin America Asia Total Consumer Banking Institutional Clients Group (ICG): North America EMEA Latin America Asia Total Institutional Clients Group (ICG): Global Wealth Management: North America EMEA Latin America Asia Total Global Wealth Management Corporate / Other Total Net Revenues Page 6 – Revenue by Product Formerly U.S. Cards and International Cards Includes former U.S. Retail Distribution, U.S. Consumer Lending, U.S. Commercial Business Group, International Consumer Finance and International Retail Banking Includes Securities and Banking (which includes Alternative Investments) and Transaction Services New products and new regions. Smith Barney and Private Bank combined CITIGROUP – REVENUES PRODUCT VIEW (In millions of dollars)

Page 7 Includes Mexico Includes Japan Regional revenue for Securities and Banking and Transaction Services is a new disclosure. Page 7 – Revenues by Region CITIGROUP – REVENUES REGIONAL VIEW (In millions of dollars) North America Global Cards Consumer Banking Institutional Clients Group Securities & Banking Transaction Services Global Wealth Management Total North America EMEA Global Cards Consumer Banking Institutional Clients Group Securities & Banking Transaction Services Global Wealth Management Total EMEA Latin America Global Cards Consumer Banking Institutional Clients Group Securities & Banking Transaction Services Global Wealth Management Total Latin America Asia Global Cards Consumer Banking Institutional Clients Group Securities & Banking Transaction Services Global Wealth Management Total Asia Corporate / Other Total Net Revenues Includes U.S., Canada, and Puerto Rico

Page 8 Page 8 – Global Cards NEW: Regional disclosure NEW: Regional disclosure North America: Managed basis Other regions: GAAP basis Includes former U.S. Cards and International Cards. Includes Sales Finance, formerly included in Consumer Finance. GLOBAL CARDS Page 1 (In millions of dollars) Net Interest Revenue Non-Interest Revenue Total Revenues, Net of Interest Expense Total Operating Expenses Net Credit Losses Credit Reserve Build / (Release) Provision for Benefits & Claims Provision for Loan Losses and for Benefits and Claims Income Before Taxes and Minority Interest Income Taxes and Minority Interest Net Income Average Assets (in billions of dollars) Return on Assets Net Credit Loss Ratio Average Risk Capital Return on Risk Capital Return on Invested Capital KEY INDICATORS EOP Open Accounts (in millions) North America EMEA Latin America Asia Total Purchase Sales (in billions of dollars) North America EMEA Latin America Asia Total Average Managed Loans North America (managed basis) EMEA Latin America Asia Total

Page 9 Page 9 – Global Cards Includes former U.S. Cards and International Cards. Includes Sales Finance, formerly included in Consumer Finance. NEW: Regional disclosure. North America on a managed basis; all other regions on a GAAP basis. GLOBAL CARDS Page 2 (In millions of dollars) KEY INDICATORS (continued) Managed Average Yield North America (managed basis) EMEA Latin America Asia Global Total Managed Net Interest Revenue as a % of Average Managed Loans North America (managed basis) EMEA Latin America Asia Global Total Coincident Managed Net Credit Loss Ratio North America (managed basis) EMEA Latin America Asia Global Total Managed Net Credit Margin as a % of Average Managed Loans North America (managed basis) EMEA Latin America Asia Global Total Managed Loans 90+ Days Past Due as a % of EOP Managed Loans North America (managed basis) EMEA Latin America Asia Global Total

Page 10 – Global Cards

GLOBAL CARDS
North America
Page 3
(In millions of dollars)

SUPPLEMENTAL DISCLOSURE - MANAGED BASIS

Managed Revenues: (in millions of dollars)	
Total GAAP Revenues	
Net Impact of Cardit Card Securitization Activity	
Total Managed Revenues	
Return on Managed Assets	
Average Managed Loans	Securitized
(in billions of dollars)	Held for Sale
	On Balance Sheet
	Total
	Citi Branded
	Retail Partners
	Total
EOP Managed Loans	Citi Branded
	Retail Partners
	Total
Managed Average Yield	Citi Branded
	Retail Partners
	Total
Managed Net Interest Revenue	Citi Branded
(in millions of dollars)	Retail Partners
	Total
Managed Net Interest Revenue as a % of Average Managed Loans	Citi Branded
	Retail Partners
	Total
Managed Net Credit Margin	Citi Branded
(in millions of dollars)	Retail Partners
	Total
Managed Net Credit Margin as a % of Average Managed Loans	Citi Branded
	Retail Partners
	Total
Managed Net Credit Losses	Citi Branded
	Retail Partners
	Total
Coincident Managed Net Credit Loss Ratio:	Citi Branded
	Retail Partners
	Total
Managed Loans 90+Days Past Due	Citi Branded
	Retail Partners
	Total
% of EOP Managed Loans	Citi Branded
	Retail Partners
	Total

- **NEW: Citi Branded and Retail Partners instead of Bankcard and Private Label.**
- **Citi Branded: general purpose bankcards that are marketed directly to consumers and small businesses. This segment includes our industry-leading products such as PremierPass, CashReturns, and Diamond Preferred, as well as co-branded products that are offered through non-retail partners, such as American Airlines, AT&T, Expedia, and others.**
- **Retail Partners: includes both bankcards and private label cards offered to consumers and small businesses through our partnerships with leading retailers, including Sears, Macy's, The Home Depot, and many others. This segment also includes sales finance loans, which were previously reported in CitiFinancial results.**

Page 10

Page 11 CONSUMER BANKING Net Interest Revenue Non-Interest Revenue Total Revenues, Net of Interest Expense Total Operating Expenses Net Credit Losses Credit Reserve Build / (Release) Provision for Benefits & Claims Provision for Loan Losses and for Benefits and Claims Income Before Taxes and Minority Interest Income Taxes Minority Interest, Net of Tax Net Income Average Assets (in billions of dollars) Return on Assets Average Risk Capital Return on Risk Capital Return on Invested Capital CONSUMER FINANCE JAPAN Net Interest Revenue Non-Interest Revenue Total Revenues, Net of Interest Expense Total Opera tin g Expenses Net Credit Losses Credit Reserve Build / (Release) Provision for Benefits & Claims Provision for Loan Losses and for Benefits and Claims Income Before Taxes and Minority Interest Income Taxes Minority Interest, Net of Tax Net Income Average Assets (in billions of dollars) Return on Assets CONSUMER BANKING EXCLUDING CONSUMER FINANCE JAPAN Net Interest Revenue Non-Interest Revenue Total Revenue s, Net of Interest Expense Total Operatin g Expenses Net Credit Losses Credit Reserve Build / (Release) Provision for Benefits & Claims Provision for Loan Losses and for Benefits and Claims Income Before Taxes and Minority Interest Income Taxes Minority Interest, Net of Tax Net Income Average Assets (in billions of dollars) Return on Assets Includes former U.S. Retail Distribution, U.S. Consumer Lending, U.S. Commercial Business Group, International Consumer Finance and International Retail Banking Page 11 – Consumer Banking Expanded disclosure CONSUMER BANKING Page 1 (In millions of dollars)

Page 12 KEY INDICATORS Branches Citibank CitiFinancial (excluding Consumer Finance Japan) Subtotal Consumer Finance Japan Total North America EMEA Latin America Asia (excluding CF Japan) Subtotal Consumer Finance Japan Total Accounts (in millions) North America EMEA Latin America Asia (excluding Consumer Finance Japan) Subtotal Consumer Finance Japan Total Average Deposits (in billions of dollars) North America EMEA Latin America Asia Total Investment Sales (in billions of dollars) North America EMEA Latin America Asia Total Investment AUMs (in billions of dollars) North America EMEA Latin America Asia Total Page 12 – Consumer Banking NEW: Regional disclosure NEW: Regional disclosure CONSUMER BANKING Page 2 (In millions of dollars)

Page 13 KEY INDICATORS (Continued): Average Loans (in billions of dollars) North America EMEA Latin America Asia (excluding CF Japan) Subtotal Consumer Finance Japan Total EOP Loans (in billions of dollars) North America EMEA Latin America Asia (excluding CF Japan) Subtotal Consumer Finance Japan Total Net Interest Revenue as a % of Average Loans North America EMEA Latin America Asia (excluding CF Japan) Subtotal Consumer Finance Japan Total Net Credit Losses as a % of Average Loans North America EMEA Latin America Asia (excluding CF Japan) Subtotal Consumer Finance Japan Total Loans 90+ Days Past Due as a % of EOP Loans North America EMEA Latin America Asia (excluding CF Japan) Subtotal Consumer Finance Japan Total Page 13 – Consumer Banking NEW: Regional disclosure CONSUMER BANKING Page 3

Page 14 – Consumer Banking

CONSUMER BANKING
North America
Page 4

KEY INDICATORS (Continued):

RESIDENTIAL REAL ESTATE LENDING
- Average Loans
- EOP Loans
- Originations (excl. CFNA/CBNA)
- Third Party Mortgage Servicing Portfolio (EOP)
- Net Servicing & Gain/(Loss) on Sale - (in millions of dollars)
- Net Interest Revenue (in millions of dollars)
  - % of Avg. Loans (excluding NIR for MBS & Warehouse loans)
- Net Credit Losses (in millions of dollars)
  - % of Avg. Loans
- Loans 90+ Days Past Due (in millions of dollars)
  - % of EOP Loans

Includes all residential real estate in North America Consumer Banking. Previously disclosed in Consumer Lending and Retail Distribution

New disclosure (EOP Loans)

AUTO LOANS
- Average Loans
- EOP Loans
- Originations
- Net Interest Revenue (in millions of dollars)
  - % of Avg. Loans
- Net Credit Losses (in millions of dollars)
  - % of Avg. Loans
- Loans 90+ Days Past Due (in millions of dollars)
  - % of EOP Loans

New disclosure (EOP Loans)

STUDENT LOANS
- Average Loans
- EOP Loans
- Originations
- Net Interest Revenue (in millions of dollars)
  - % of Avg. Loans
- Net Credit Losses (in millions of dollars)
  - % of Avg. Loans
- Loans 90+ Days Past Due (in millions of dollars)
  - % of EOP Loans

New disclosure (EOP Loans)

PERSONAL LOANS & OTHER
- Average Loans
- EOP Loans
- Net Interest Revenue (in millions of dollars)
  - % of Avg. Loans
- Net Credit Losses (in millions of dollars)
  - % of Avg. Loans
- Loans 90+ Days Past Due (in millions of dollars)
  - % of EOP Loans

New disclosure (EOP Loans through % of EOP Loans)

COMMERCIAL LOANS
- Average Loans
- EOP Loans
- Net Interest Revenue (in millions of dollars)
  - % of Avg. Loans
- Net Credit Losses (in millions of dollars)
  - % of Avg. Loans
- Loans 90+ Days Past Due (in millions of dollars)
  - % of EOP Loans

New disclosure (EOP Loans)

Page 14

Page 15 Page 15 – Institutional Clients Group Includes Securities and Banking (which now includes Alternative Investments) and Transaction Services. New disclosure Includes Alternative Investments Includes Alternative Investments INSTITUTIONAL CLIENTS GROUP (In millions of dollars) Commissions and Fees Administration and Other Fiduciary Fees Investment Banking Principal Transactions Other Total Non-Interest Revenue Net Interest Revenue (including Dividends) Total Revenues, Net of Interest Expense Total Operating Expenses Net Credit Losses Provision for Unfunded Lending Commitments Credit Reserve Build / (Release) Total Provision for Credit Losses Income (Loss) Before Taxes and Minority Interest Income Taxes (Benefits) Minority Interest, Net of Tax Net Income (Loss) Average Assets (in billions of dollars) Average Risk Capital Return on Risk Capital Return on Invested Capital Revenues by Product: Securities and Banking Transactions Services Total Net Income by Product: Securities and Banking Transactions Services Total

Page 16 Net Interest Revenue Non-Interest Revenue Total Revenues, Net of Interest Expense Total Operating Expenses Net Credit Losses Provision for Unfunded Lending Commitments Credit Reserve Build / (Release) Total Provision for Credit Losses Income (Loss) Before Taxes and Minority Interest Income Taxes (Benefits) Minority Interest, Net of Tax Net Income (Loss) Average Assets (in billions of dollars) Average Risk Capital Return on Risk Capital Return on Invested Capital Revenue Details: Investment Banking: Advisory and Other Fees Equity Underwriting Debt Underwriting Gross Investment Banking Revenue Allocated to the Global Wealth Management Segment: Equity Underwriting Debt Underwriting Net Investment Banking Lending Equity Markets Fixed Income Markets Other Securities and Banking Total Securities and Banking Revenues Page 16 – Institutional Clients Group: Securities and Banking Includes Alternative Investments New disclosure INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

Page 17 Net Interest Revenue Non-Interest Revenue Total Revenues, Net of Interest Expense Total Operating Expenses Net Credit Losses Provision for Unfunded Lending Commitments Credit Reserve Build / (Release) Total Provision for Credit Losses Income (Loss) Before Taxes and Minority Interest Income Taxes (Benefits) Minority Interest, Net of Tax Net Income Average Assets (in billions of dollars) Average Risk Capital Return on Risk Capital Return on Invested Capital Revenue Details: Treasury and Trade Solutions Securities Services Total Average Deposits and Other Customer Liability Balances (in billions) North America EMEA Latin America Asia Total Assets Under Custody (EOP in trillions) Page 17 – Institutional Clients Group: Transaction Services New disclosure Consists of Cash Management and Trade NEW: Regional disclosure INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

Page 18 Page 18 – Global Wealth Management New disclosure Smith Barney and Private Bank combined GLOBAL WEALTH MANAGEMENT Page 1 (In millions of dollars) Net Interest Revenue Non-Interest Revenue Total Revenues, Net of Interest Expense Total Operating Expenses Net Credit Losses Credit Reserve Build / (Release) Total Provision for Loan Losses Income Before Taxes and Minority Interest Income Taxes Minority Interest, Net of Tax Net Income Pretax Profit Margin Average Assets (in billions of dollars) Average Risk Capital Return on Risk Capital Return on Invested Capital Fee-Based Revenues Financial Advisors (FA) / Bankers Net Client Asset Flows (in billions) Net Credit Loss Ratio Revenues: Smith Barney Private Bank Total Revenues

Page 19 Page 19 – Global Wealth Management NEW: Regional disclosure. Smith Barney and Private Bank combined. GLOBAL WEALTH MANAGEMENT Page 2 KEY INDICATORS (in billions of dollars, except for branches) Client Assets Under Fee-Based Management North America EMEA Latin America Asia Total Average Deposits and Other Customer Liability Balances North America EMEA Latin America Asia Total Toal Client Assets North America EMEA Latin America Asia Total Average Loans North America EMEA Latin America Asia Total Offices North America EMEA Latin America Asia Total

Page 20 Page 20 – North America New disclosure New disclosure New disclosure New disclosure New disclosure Includes all residential real estate in North America Consumer Banking. Previously disclosed in Consumer Lending and Retail Distribution NORTH AMERICA (In millions of dollars) Net Interest Revenue Non-Interest Revenue Total Revenues, Net of Interest Expense Total Operating Expenses Net Credit Losses Credit Reserve Build / (Release) Provision for Benefits & Claims Provision for Loan Losses and for Benefits and Claims Income(Loss) Before Taxes and Minority Interest Income Taxes (Benefits) Minority Interest, Net of Tax Net Income ( Loss) Aver age Assets (in billions of dollars) Return on Assets Key Drivers (in billions of dollars, except branches): Average Loans Managed Cards Consumer Banking Corporate Global Wealth Management Total Average Consumer Banking Loans Residential Real Estate Auto Student Personal and Other Commercial Total Average Deposits (and other Cutomer Liability Balances) Checking, Savings & Money Market Deposits Time Deposits, CDs and Other Consumer Banking Deposits Transaction Services Global Wealth Management Total Global Wealth Management Assets Under Fee-Based Management Global Wealth Management Total Client Assets Consumer Banking Investment Sales Consumer Banking Investment AUMs Branches/Offices Citibank CitiFinancial Global Wealth Management Total Consumer Net Credit Loss Ratio Consumer Loans 90+Days Past Due (in millions) % of EOP Loans

Page 21 Page 21 – Europe, Middle East and Africa New disclosure New disclosure New disclosure New disclosure New disclosure New disclosure EUROPE, MIDDLE EAST AND AFRICA (In millions of dollars) Net Interest Revenue Non-Interest Revenue Total Revenues, Net of Interest Expense Total Operating Expenses Net Credit Losses Credit Reserve Build / (Release) Provision for Benefits & Claims Provision for Loan Losses and for Benefits and Claims Income(Loss) Before Taxes and Minority Interest Income Taxes (Benefits) Minority Interest, Net of Tax Net Income (Loss) Average Assets (in billions of dollars) Return on Assets Key Drivers (in billions of dollars, except branches): Average Loans Cards Consumer Banking Corporate Global Wealth Management Total Average Consumer Banking Loans Residential Real Estate Personal Commercial and other Total Average Deposits (and other Cutomer Liability Balances) Consumer Banking Deposits Transaction Services Global Wealth Management Total Global Wealth Management Assets Under Fee-Based Management Global Wealth Management Total Client Assets Consumer Banking Investment Sales Consumer Banking Investment AUMs Branches/Offices Citibank CitiFinancial Global Wealth Management Total Consumer Net Credit Loss Ratio Consumer Loans 90+Days Past Due (in millions) % of EOP Loans

Page 22 Page 22 – Latin America New disclosure New disclosure New disclosure New disclosure New disclosure New disclosure LATIN AMERICA (In millions of dollars) Net Interest Revenue Non-Interest Revenue Total Revenues, Net of Interest Expense Total Operating Expenses Net Credit Losses Credit Reserve Build / (Release) Provision for Benefits & Claims Provision for Loan Losses and for Benefits and Claims Income(Loss) Before Taxes and Minority Interest Income Taxes (Benefits) Minority Interest, Net of Tax Net Income (Loss) Average Assets (in billions of dollars) Return on Assets Key Drivers (in billions of dollars, except branches): Average Loans Cards Consumer Banking Corporate Global Wealth Management Total Average Consumer Banking Loans Residential Real Estate Personal Commercial and other Total Average Deposits (and other Cutomer Liability Balances) Consumer Banking Deposits Transaction Services Global Wealth Management Total Global Wealth Management Assets Under Fee-Based Management Global Wealth Management Total Client Assets Consumer Banking Investment Sales Consumer Banking Investment AUMs Branches/Offices Citibank CitiFinancial Global Wealth Management Total Consumer Net Credit Loss Ratio Consumer Loans 90+Days Past Due (in millions) % of EOP Loans

Page 23 Page 23 – Asia New disclosure Expanded disclosure ASIA Page 1 (In millions of dollars) ASIA Net Interest Revenue Non-Interest Revenue Total Revenues, Net of Interest Expense Total Operating Expenses Net Credit Losses Credit Reserve Build / (Release) Provision for Benefits & Claims Provision for Loan Losses and for Benefits and Claims Income Before Taxes and Minority Interest Income Taxes Minority Interest, Net of Tax Net Income Average Assets (in billions of dollars) Return on Assets CONSUMER FINANCE JAPAN Net Interest Revenue Non-Interest Revenue Total Revenues, Net of Interest Expense Total Operating Expenses Net Credit Losses Credit Reserve Build / (Release) Provision for Benefits & Claims Provision for Loan Losses and for Benefits and Claims Income Before Taxes and Minority Interest Income Taxes Minority Interest, Net of Tax Net Income Average Assets (in billions of dollars) Return on Assets ASIA EXCLUDING CONSUMER FINANCE JAPAN Net Interest Revenue Non-Interest Revenue Total Revenues, Net of Interest Expense Total Operating Expenses Net Credit Losses Credit Reserve Build / (Release) Provision for Benefits & Claims Provision for Loan Losses and for Benefits and Claims Income Before Taxes and Minority Interest Income Taxes Minority Interest, Net of Tax Net Income Average Assets (in billions of dollars) Return on Assets

Page 24 Page 24 – Asia New disclosure New disclosure New disclosure New disclosure New disclosure ASIA Page 2 Key Drivers (in billions of dollars, except branches): Average Loans Cards Consumer Banking (excluding CF Japan) Corporate Global Wealth Management Subtotal Consumer Finance Japan Total Average Consumer Banking Loans (excluding CF Japan) Residential Real Estate Personal Commercial and other Total Average Deposits (and other Cutomer Liability Balances) Consumer Banking Deposits Transaction Services Global Wealth Management Total Global Wealth Management Assets Under Fee-Based Management Global Wealth Management Total Client Assets Consumer Banking Investment Sales Consumer Banking Investment AUMs Branches/Offices Citibank CitiFinancial (excluding Japan) Global Wealth Management Subtotal Consumer Finance Japan Total Consumer Net Credit Loss Ratio Consumer Loans 90+Days Past Due (in millions) % of EOP Loans

Page 25 Page 25 – Return on Capital Reflects new segments. CITIGROUP – RETURN ON CAPITAL Global Cards Consumer Banking Institutional Clients Group (ICG): Securities and Banking Transaction Services Total Institutional Clients Group (ICG): Global Wealth Management: Corporate / Other Total Citigroup - Risk Capital Total Citigroup - Return on Invested Capital

Page 26 Page 26 – Average Balances and Interest Rates AVERAGE BALANCES AND INTEREST RATES (In millions of dollars) Reflects CitiCapital in Discontinued Operations. Assets: Deposits with Banks Fed Funds Sold and Resale Agreements Trading Account Assets Investments Consumer Loans Corporate Loans Total Loans (net of Unearned Income) Other Interest-Earning Assets Total Average Interest-Earning Assets Liabilities: Deposits Fed Funds Purchased and Repurchase Agreements Trading Account Liabilities Short-Term Borrowings Long-Term Debt Total Average Interest-Bearing Liabilities Net Interest Revenue as a % of Average Interest-Earning Assets (NIM) 1Q08 Increase From

Page 27 – Consumer Loan Delinquencies and Net Credit Losses

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS

(In millions of dollars)

- Reflects new segments and regions.

PRODUCT VIEW:

Global Cards

North America
Ratio
EMEA
Ratio
LatinAmerica
Ratio
Asia
Ratio

New disclosure

Consumer Banking

North America
Ratio
EMEA
Ratio
LatinAmerica
Ratio
Asia
Ratio

New disclosure

Global Wealth Management
Ratio

On-Balance Sheet Loans
Ratio
Securitized Receivables (all in N.A. Cards)
Loans Held-for-Sale
Managed Loans
Ratio

REGIONAL VIEW:

North America
Ratio
EMEA
Ratio
LatinAmerica
Ratio
Asia
Ratio
On-Balance Sheet Loans
Ratio
Securitized Receivables (all in N.A. Cards)
Loans Held-for-Sale
Managed Loans
Ratio

Page 27

Page 28 Page 28 – Allowance for Credit Losses – Total Citi ALLOWANCE FOR CREDIT LOSSES TOTAL CITIGROUP (In millions of dollars) Reflects CitiCapital in Discontinued Operations. Allowance for Loan Losses at Beginning of Period Gross Credit (Losses) Gross Recoveries Net Credit (Losses) / Recoveries (NCL's) NCL's Reserve Releases Reserve Builds Specific Reserve Releases / Utilizations Specific Reserve Builds Build(Release/Utilization)for Purchased Distressed Loan Portfolios Provision for Loan Losses Other Allowance for Loan Losses at End of Period Corporate Allowance for Unfunded Lending Commitments Provision for Unfunded Lending Commitments Total Allowance for Loans, Leases and Unfunded Lending Commitments

Page 29 Page 29 – Allowance for Credit Losses – Consumer Loans ALLOWANCE FOR CREDIT LOSSES CONSUMER LOANS (In millions of dollars) Allowance for Loan Losses at Beginning of Period Gross Credit (Losses) Gross Recoveries Net Credit (Losses) / Recoveries (NCL's) NCL's Reserve Releases Reserve Builds Specific Reserve Releases / Utilizations Specific Reserve Builds Build(Release/Utilization)for Purchased Distressed Loan Portfolios Provision for Loan Losses Other Allowance for Loan Losses at End of Period Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans Reflects CitiCapital in Discontinued Operations.

Page 30 Page 30 – Allowance for Credit Losses – Corporate Loans Unchanged. ALLOWANCE FOR CREDIT LOSSES CORPORATE LOANS (In millions of dollars) Allowance for Loan Losses at Beginning of Period Gross Credit (Losses) Gross Recoveries Net Credit (Losses) / Recoveries (NCL's) NCL's Reserve Releases Reserve Builds Specific Reserve Releases / Utilizations Specific Reserve Builds Build(Release/Utilization)for Purchased Distressed Loan Portfolios Provision for Loan Losses Other Allowance for Loan Losses at End of Period Net Corporate Credit (Losses) as a Percentage of Average Corporate Loans Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans Corporate Allowance for Unfunded Lending Commitments Provision for Unfunded Lending Commitments Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans

Page 31 Page 31 – Components of Provisions for Loan Losses Reflects new segments and regions. New disclosure New disclosure CITIGROUP – COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars) Global Cards Net Credit Losses Credit Reserve Build / (Release) North America Net Credit Losses Credit Reserve Build / (Release) EMEA Net Credit Losses Credit Reserve Build / (Release) Latin America Net Credit Losses Credit Reserve Build / (Release) Asia Net Credit Losses Credit Reserve Build / (Release) Consumer Banking Net Credit Losses Credit Reserve Build / (Release) North America Net Credit Losses Credit Reserve Build / (Release) EMEA Net Credit Losses Credit Reserve Build / (Release) Latin America Net Credit Losses Credit Reserve Build / (Release) Asia Net Credit Losses Credit Reserve Build / (Release) Global Wealth Management: Net Credit Losses Credit Reserve Build / (Release) Consumer Provision for Loan Losses Institutional Clients Group (ICG): Net Credit Losses Credit Reserve Build / (Release) Securities and Banking Net Credit Losses Credit Reserve Build / (Release) Transaction Ser vices Net Credit Losses Credit Reserve Build / (Release) Corporate / Other Corporate Provision for Loan Losses Total Provision for Loan Losses

Page 32 Page 32 – Non-Performing Assets Unchanged. ***END OF FILE*** NON-PERFORMING ASSETS (In millions of dollars) CASH-BASIS AND RENEGOTIATED LOANS Corporate Cash-Basis Loans Collateral Dependent (at lower of cost or collateral value) Other Total Corporate Cash-Basis Loans Corporate Cash-Basis Loans JENA Other International Total Corporate Cash-Basis Loans Corporate Cash-Basis Loans as a % of Total Corporate Loans Total Consumer Cash-Basis Loans Renegotiated Loans (includes Corporate and Commercial Business Loans) OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS Consumer Markets & Banking TOTAL OTHER REAL ESTATE OWNED OTHER REPOSSESSED ASSETS